UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 15, 2013
________________________________________________
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	3
SIGNATURE	4

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2013 Annual Meeting, shareholders considered and approved Management's three proposals, each of which is described in more detail in the Company's Proxy Statement filed on April 5, 2013.
The results detailed below represent the final voting results as certified by the Inspector of Election:
Management's Proposals
Proposal 1
The shareholders elected the following twelve directors to hold office until the 2014 Annual Meeting of Shareholders: Wesley G. Bush, Victor H. Fazio, Donald E. Felsinger, Stephen E. Frank, Bruce S. Gordon, Madeleine A. Kleiner, Karl J. Krapek, Richard B. Myers, Aulana L. Peters, Gary Roughead, Thomas M. Schoewe and Kevin W. Sharer.

Director	For	Against	Abstain	Broker Non-Vote
Wesley G. Bush	180,408,125	3,708,164	2,756,080	18,690,811
Victor H. Fazio	181,502,689	3,168,634	2,200,929	18,690,811
Donald E. Felsinger	182,436,425	2,140,244	2,295,701	18,690,811
Stephen E. Frank	159,591,083	25,125,418	2,155,869	18,690,811
Bruce S. Gordon	182,288,688	2,396,416	2,187,267	18,690,811
Madeleine A. Kleiner	182,511,371	2,197,674	2,163,325	18,690,811
Karl J. Krapek	181,717,213	2,981,471	2,173,685	18,690,811
Richard B. Myers	180,458,501	4,222,553	2,191,316	18,690,811
Aulana L. Peters	157,935,149	26,692,034	2,245,188	18,690,811
Gary Roughead	183,134,276	1,562,288	2,175,805	18,690,811
Thomas M. Schoewe	182,762,351	1,825,264	2,284,754	18,690,811
Kevin W. Sharer	182,449,561	2,208,928	2,213,881	18,690,811
Proposal 2
A proposal to approve, on an advisory basis, the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
175,714,812	8,220,740	2,936,818	18,690,811
Proposal 3
The appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2013 was ratified with a vote of 200,688,892 shares for, 3,013,431 shares against and 1,860,857 abstentions.
Shareholder Proposals
Proposal 4
Shareholder proposal regarding additional disclosure of lobbying activities:

For	Against	Abstain	Broker Non-Vote
13,978,300	165,242,924	7,651,146	18,690,811

Proposal 5
Shareholder proposal regarding independent board chairman:

For	Against	Abstain	Broker Non-Vote
54,656,537	129,377,076	2,838,757	18,690,811

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: May 17, 2013

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